Streamline Health®

Investor Presentation

Nasdaq: STRM


Accuracy
Workflow
Service Provider
Your Service Provider
Client
Underpayment
Overpayment
$ 1,484,268
Net
$ 370,982

Disclosure Statement

SAFE HARBOR STATEMENT: FORWARD-LOOKING DISCLOSURE

This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, based on current management expectations. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that can cause Streamline Health's actual results to differ. We caution you therefore to not place undue reliance on such statements.

Actual results might differ materially from these statements due to a number of risks and uncertainties. Risks that may contribute to the uncertain nature of these statements are described in Streamline Health's periodic filings made with Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Streamline Health undertakes no obligation to update any forward-looking statements or relevant risks, except as may be required by law.

TRADEMARKS

Product or company names referenced herein may be trademarks or registered trademarks of their respective owners

Streamline Health Investment Highlights

Transforming hospital revenue cycle management

Paradigm-shifting Revenue Cycle Solutions eValuator™ and RevID™

Eliminating inaccuracies before billing for a more efficient revenue cycle

Powerful Sales Channels

Refreshed, experienced salesforce and expanding set of channel partnerships


SaaS Revenue
$3.7M
$8.1M
FY20
FY21

Rapidly expanding SaaS revenue: 119% Growth of SaaS Revenue in 2021 vs. 2020

Anticipating $3-$5M of SaaS bookings per quarter in FY22

Positioned for Growth in 2022 and Beyond

Recent strategic evolution positions STRM for long-term top-line growth

Streamline Health®

The Hospital Revenue Cycle is Wildly Inefficient

Hospital billing efficiency is throttled by its coders' ability to navigate the complexities of ICD-10 – a classification system with >130,000 unique codes, based on limited, inconsistent information from clinical staff.

Streamline Health®

Antiquated Processes

Slow, repetitive, manual processes result in inaccurate data

Coding Complexity

>130,000 unique billing codes

Regulatory Complexity

Coding errors can result in **missed revenue** or create **regulatory risks**

Staffing Constraints

Hospitals need an army of coders to keep up with demand. Each day a case isn't billed **negatively impacts cash flow**

Minimal Auditing

Most providers audit only a handful of cases – and primarily **after** they've been billed

Providers are forced to
SACRIFICE BILLING ACCURACY
for expediency

Typical 350 Bed Hospital – Waste and Inefficiency in the Hospital

Front of Cycle

Patient Access (30+ Headcount)
- Address/ID Validation
- ABN
- Registration Quality
- Price estimation
- Insurance discovery
- Prior authorization
- Patient portal/payments
- Scheduling
- POC Collections

Middle of Cycle

Charge Integrity (5+ Headcount)
- Chargemaster
- Charge Capture
- Charge Reconciliation
- Abstracting
- CDI

Coding (45+ Headcount)
- Coding
- Auditing

Back of Cycle

- Billing/Bill Scrubbing (~50 Headcount)
- Payment Processing (3-5 Headcount)
- Denials Management (10+ Headcount)
- A/R Follow Up (10+ Headcount)
- Patient Engagement (1-2 Headcount)

~170 Headcount to manage financial outcome for a patient

Waste in the back of the cycle

We Streamline Revenue Cycle Management

Our innovative software solutions, like RevID™ and eValuator™ improve documentation and coding accuracy, resulting in optimized cash flow and improved financial performance.



Patient Record
Output from any Hospital Electronic Health System (EHR) System; e.g., Epic, Cerner, Allscripts
Organize
Abstracting & Physician Query
Optimize
Clinical Documentation Improvement (CDI) & RevID™
DRG: 189
APC: 5182
CPT: 26705
CPT: 26700
HCC: 018
Evaluate
eValuator™ cloud-based pre-bill coding analysis
Compliant Revenue

Streamline Health®

Our Offerings

Services

- **Audit & Coding Services** – Best-of-breed outsourcing for ICD-10 coders and auditors supported by eValuator
- **RCM Consulting** – High-level structure & strategy, staff augmentation, system optimization, project management, etc.
- **Integration Services** – For Streamline technologies and EHR implementations

SaaS Solutions

- **Chargemaster** – Automated maintenance and management tool for a provider's complete list of services and prices offered
- **Compare** – Continuously automates comparison of multiple software systems to identify errors and discrepancies
- **RevID**– Automated charge reconciliation tool, identifies discrepancies between a providers' clinical and billing departments to ensure all medical services are billed
- **eValuator** – pre-bill ICD-10 code analysis that enables 100% of records to be audited prior to billing

Legacy Software

- **Abstracting** – Acute care chart abstracting suite
- **Coding & CDI**– Clinical Documentation Improvement and workflow engine, enables secure remote work and powerful reporting

Streamline Health®

Unique Offerings in a Growing Industry


Any Provider EHR
Insurance Verification
Co-Pay Collection
Abstracting
Documentation Verification
Charge Capture
Coding Prep
CDI
Avelead RevID
Coding
Claim Review
eValuator
Claim Submission
Payment Processing
Denial Appeals
A/R Follow Up
Patient Statements
THE REVENUE CYCLE

RevID & eValuator TAM

$900M+

Total Addressable Market for **Streamline's marketed SaaS software solutions** in the US across **579 accounts***

*Source: Definitive Healthcare, Existing company pricing

eValuator™ – Leading a Movement to Pre-Bill Coding Optimization Through Technology

eValuator

Financial Performance is Dictated by Coding Accuracy

Historical Approach **2-4%**

Pre- or post-bill audits of **2-4% of cases**

- Small number of randomly selected cases
- Limited window to resubmit for missed revenue or correct overbilling
- No opportunity to optimize 95% of cases

New Best Practice **100%**

Automated pre-bill analysis of **Every Record**

- Identifies coding issues that indicate revenue leakage and compliance exposure
- Routes to auditor, with recommended corrections
- All prior to billing with virtually no impact on "Days Not Final Billed"

Streamline Health®

How eValuator's Automated Pre-Bill Coding Analysis Impacts Revenue

eValuator

	Documentation Confirms	Initial Coding Reflects	Submitted Coding	Reimbursement
Patient A (No Safety Net) 	• COVID-19 • Shortness of breath • Congestive heart failure • Diabetes with high blood sugar	• COVID-19 • Shortness of breath • Congestive heart failure • Diabetes with hyperglycemia	• DRG-179	$7,504
Patient B (eValuator™ Optimized) 	• COVID-19 • Shortness of breath is due to acute exacerbation of chronic congestive heart failure • Diabetes with high blood sugar	• COVID-19 • Acute on chronic congestive heart failure (MCC) • Diabetes with hyperglycemia	• DRG-177	$14,355

Streamline Health®

eValuator Generates Significant ROI

Providers of All Sizes See Strong ROI in terms of Total Financial Impact

eValuator

Provider		ROI in Total Financial Impact
M Health Fairview (Minneapolis, MN) ▹2,276 Beds; IP and OP (Epic)	M Health Fairview	11.6x
Memorial Hermann (Houston, TX) ▹4,000 Beds; IP and OP (Cerner)	Memorial Hermann	20.2x
University of Louisville (Louisville, KY) ▹1,209 Beds; IP and OP (Cerner/Allscripts)	UofL Health	5.4x
Cooper University (Camden, NJ) ▹574 Beds; IP (Epic)	Cooper University Health Care	7.6x
Vidant Health (Greenville, NC) ▹1,297 Beds; IP and OP (Epic)	Vidant Health	6.6x

Improving Revenue Reconciliation with RevID

RevID

Eliminating lost revenue through automated charge reconciliation

RevID

Cloud-based Identification of Charge Capture Discrepancies


Alert!

Eliminates revenue leakage before claims are processed.



Utilizes proprietary algorithms to compare posted charges/billing against clinical information.



Streamlines workflow by automating the revenue cycle.

Streamline Health®

How RevID's Automated Charge Reconciliation Impacts Revenue

RevID

	Initial Charge Capture	Submitted for Billing	Impact
Hospital A No Charge Reconciliation Process	Primarily manual review limited by staff member's knowledge, attention to detail and other factors	Incomplete claims don't request reimbursement for missed services	Revenue leakage drains millions in legitimate income
Hospital B with RevID	Automation using algorithms compares all posted charges against documentation & billing data	Corrected claims accurately reflect all provided services and subsequent charges are billed	Accurate bills ensure optimized financial performance

RevID Generates Significant ROI

Providers of All Sizes See Strong ROI in terms of Total Financial Impact

RevID

	ROI in Total Financial Impact
13,000 Bed Hospital System	54x
900 Bed Hospital System	55x
661 Bed Hospital System	36x
73 Bed Hospital	26x

Streamline Health®

Multi-Channel Go-To Market Strategy

Direct Channel

Regional Vice Presidents supported by internal business development resources

- eValuator direct channel consists of 4 experienced RVPs led by 40 year HCIT sales veteran Amy Sebero
- Avelead direct channel consists of 2 experienced RVPs focused on new accounts and 1 focused on expanding existing relationships within largest IDNs

Partner Channel

Merged Corporate Development generating and nurturing strategic partnerships

- Existing partnership relationships with major audit firms, EHR reseller agreements and RCM service leaders
- Partners collaborate with RVPs to increase bookings velocity
- Working to cross pollinate existing partnerships between eValuator and Avelead

Cerner

Allscripts All possible

Streamline Health®

Financial Results

2021 Income Statement

	First Quarter 2022 Three Months Ended April 30, 2022	First Quarter 2021 Three Months Ended April 30, 2021	Fiscal Year 2021 Twelve Months Ended January 31, 2022	Fiscal Year 2020 Twelve Months Ended January 31, 2021
Revenue	**$5.9M**	**$3.0M**	**$17.4M**	**$11.3M**
Operating Expenses (including transaction costs)	**$9.1M**	**$5.4M**	**$28.1M**	**$17.3M**
Loss From Continuing Operations (including transaction costs and forgiveness of PPP Loan)	**($2.8M)**	**($2.5M)**	**($6.9M)**	**($4.8M)**
Net Income/(Loss)	**($2.8M)**	**($2.1M)**	**($6.5M)**	**$0.3M**
Adj. EBITDA	**($1.7M)**	**($0.7M)**	**($2.0M)**	**($1.9M)**

Streamline Health defines "adjusted EBITDA" as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. Please see our press release for a reconciliation of non-GAAP Adjusted EBITDA to GAAP Net Income; Pro Forma Revenue and Loss From Continuing Operations figures represent the consolidation of the Company with Avelead as if Avelead's operations were fully recognized during both comparable periods.

Streamline Health®

Clean Capital Structure

Cash & cash equivalents (as of 4/30/22)	**$8.0M**
Debt (as of 4/30/22)	**$10.0M** 5-year term loan with favorable repayment terms
Common Stock (as of 6/7/22)	**48.6M shares outstanding**

Streamline Health®

Investor Presentation

Nasdaq: STRM



Accuracy
Workflow
Service Provider
Your Service Provider
Client
Underpayment
Overpayment
$ 1,484,268
Net
$ 370,982